As filed with the Securities and Exchange Commission on December 23, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 23, 2004

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the “Company”) relating to the announcement of the Company regarding both its own internal investigation and inquiries from various state insurance regulators and other state authorities. The press release was issued on December 23, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated December 23, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION
By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 23, 2004

EXHIBIT INDEX

Exhibit:
99.1	Press Release dated December 23, 2004